                       Securities and Exchange Commission
                             Washington, D.C. 20549


                                   FORM 8-K/A


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   DECEMBER 4, 1996
                                                   ---------------------


                           RENAISSANCE COSMETICS, INC.
--------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


          Delaware                     33-87280              06-1396287
--------------------------------------------------------------------------------
(State or Other Jurisdiction       (Commission File        (IRS Employer
     of Incorporation)                  Number)          Identification No.)


              955 Massachusetts Avenue
              Cambridge, Massachusetts                         02139
--------------------------------------------------------------------------------
               (Address of Principal                        (Zip Code)
                Executive Offices)


                                  (617) 497-5584
--------------------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


                                  Not Applicable
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(a)  FINANCIAL STATEMENTS OF BUSINESS ACQUIRED. (Incorporated by reference)

     1. Audited financial statements for MEM Company for the years ended December 31, 1994 and 1995. (Incorporated by reference to MEM Company, Inc.'s Annual Report filed on Form 10-K for the fiscal years ended December 31, 1994 and December 31, 1995 (File No. 1-5292)).

     2. Unaudited financial statements for MEM Company for the three quarters ended September 30, 1996. (Incorporated by reference to MEM Company, Inc.'s Quarterly Report filed on Form 10-Q for the fiscal quarter ended September 30, 1996 (File No. 1-5292)).

(b)  PRO FORMA FINANCIAL INFORMATION (Included herein)

     1. Unaudited pro forma consolidated statement of operations data for the year ended March 31, 1996

     2. Unaudited pro forma consolidated statement of operations data for the six months ended September 30, 1996

     3. Unaudited pro forma consolidated balance sheet data as of September 30, 1996

         UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS DATA
                     FOR THE FISCAL YEAR ENDED MARCH 31, 1996
                     (DOLLARS IN THOUSANDS, EXCEPT SHARE DATA)

                                                                 HISTORICAL
                                                                 ----------
                                         COMPANY           GAC              MEM          P&G BRANDS
                                        YEAR ENDED      YEAR ENDED       YEAR ENDED      YEAR ENDED             PRO FORMA(b)
                                         MARCH 31,     DECEMBER 31,     DECEMBER 31,      JUNE 30,              ------------
                                           1996          1995(a)          1995(a)          1996(a)      ADJUSTMENTS     COMBINED
                                        ----------     -----------      -----------      ----------     -----------     --------
NET SALES.............................   $131,286        $7,886           $44,825         $56,777        $      -       $240,774
COST OF GOODS SOLD....................     51,169         4,538            25,618          22,787          (1,309)(c)    102,803
                                         --------        ------           -------         -------        --------       --------
GROSS PROFIT..........................     80,117         3,348            19,207          33,990           1,309        137,971
OPERATING EXPENSES:
  Selling.............................     52,781           838            14,742          24,374          (1,256)(d)     91,479
  General and administrative..........     13,679           617             5,215           2,199            (550)(e)     21,160
  Amortization of intangible and
    other assets......................      5,207           224               478               -           2,547 (f)      8,456
                                         --------        ------           -------         -------        --------       --------
    Total operating expenses..........     71,667         1,679            20,435          26,573             741        121,095
                                         --------        ------           -------         -------        --------       --------
OPERATING INCOME (LOSS)...............      8,450         1,669            (1,228)          7,417             568         16,876
INTEREST EXPENSE (INCOME):
  Interest expense....................     19,458             8             1,773               -          (4,159)(g)     17,080
  Interest and other income...........       (255)            -               (19)              -                           (274)
                                         --------        ------           -------         -------        --------       --------
INCOME (LOSS) BEFORE INCOME TAXES.....    (10,753)        1,661            (2,982)          7,417           4,727             70
INCOME TAX PROVISION..................      1,304           609                 -               -           1,671 (h)      3,584
                                         --------        ------           -------         -------        --------       --------
INCOME (LOSS) BEFORE EXTRAORDINARY
  ITEMS...............................    (12,057)        1,052            (2,982)          7,417           3,056         (3,514)
PREFERRED STOCK DIVIDENDS.............      1,333             -                 -               -          18,169 (i)     19,502
                                         --------        ------           -------         -------        --------       --------
INCOME (LOSS) BEFORE EXTRAORDINARY
  ITEMS APPLICABLE TO COMMON
  STOCKHOLDERS........................   $(13,390)       $1,052           $(2,982)        $ 7,417        $(15,113)      $(23,016)
                                         --------        ------           -------         -------        --------       --------
                                         --------        ------           -------         -------        --------       --------
INCOME (LOSS) BEFORE EXTRAORDINARY
  ITEMS PER COMMON SHARE..............   $ (18.62)                                                                      $ (27.96)
                                         --------                                                                       --------
                                         --------                                                                       --------
WEIGHTED AVERAGE SHARES OUTSTANDING...    719,138                                                                        823,056 (j)
                                         --------                                                                       --------
                                         --------                                                                       --------

     See accompanying Notes to Unaudited Pro Forma Consolidated Statement
                             of Operations Data.

                         NOTES TO UNAUDITED PRO FORMA
                   CONSOLIDATED STATEMENT OF OPERATIONS DATA
                   FOR THE FISCAL YEAR ENDED MARCH 31, 1996
                             (DOLLARS IN THOUSANDS)

(a) GAC and MEM each had a fiscal year that ended on December 31. P&G has a fiscal year that ends on June 30.

(b) Does not reflect severance and stay bonus payments and payments in respect of the ERISA withdrawal liability, all incurred in connection with the MEM Acquisition, which expenses are expected to be capitalized.

(c) Reflects the Company's estimate of the following adjustments to cost of goods sold relating to the MEM Acquisition, primarily resulting from the consolidation of duplicative manufacturing facilities:

          Identified U.S. personnel terminations...............  $(1,437)
          Identified Canadian personnel terminations...........     (284)
          Corresponding incremental additions to personnel
           at the Company's Mountaintop facility...............      412
                                                                 -------
               Total...........................................  $(1,309)


(d) Reflects the Company's estimate of the following adjustments to selling expenses relating to the MEM Acquisition, primarily resulting from the consolidation of duplicative sales forces:

          Identified U.S. personnel terminations...............  $(1,656)
          Identified Canadian personnel terminations...........       --
          Corresponding incremental additions to personnel
           at the Company's Dana subsidiary....................      400
                                                                 -------
               Total...........................................  $(1,256)

(e) Reflects the Company's estimate of the following adjustments to general and administrative expenses relating to the MEM Acquisition, primarily resulting from the consolidation of duplicative corporate staffs:

          Identified U.S. personnel terminations...............  $  (980)
          Identified Canadian personnel terminations...........     (133)
          Corresponding incremental additions to personnel
           at the Company's Mountaintop facility...............      563
                                                                 -------
               Total...........................................  $  (550)

(f) Reflects the following adjustments to amortization of intangible and other assets(1):

          Amortization of excess of assets acquired over
           liabilities assumed--GAC............................  $   784
          Amortization of excess of assets acquired over
           liabilities assumed--MEM............................      808
          Amortization of excess of assets acquired over
           liabilities assumed--P&G Brands.....................    1,657
          Elimination of historical amortization--GAC..........     (224)
          Elimination of historical amortization--MEM..........     (478)
                                                                 -------
               Total...........................................   $2,547
-----------
(1) While the Company has yet to complete the final allocation of the excess cost over net assets acquired to the specific assets acquired, based on its preliminary estimate, the Company believes that the excess will be allocated principally to trademarks and goodwill, which will be amortized over an average of 20 years. The preliminary estimate of the excess of assets acquired over liabilities assumed does not reflect certain assumed liabilities which have not been quantified as of the date of this filing.

(g)  Reflects the following adjustments to interest expense:

          Elimination of historical interest expense--GAC......  $    (8)
          Elimination of historical interest expense--MEM......   (1,773)
          Elimination of historical interest expense--Nomura
           Holding America Credit Facility ("Old Credit
           Facility")..........................................   (5,948)
          Elimination of amortization of deferred financing
           costs--Old Credit Facility..........................   (1,157)
          Interest Expense on Senior Secured Credit Facility...    3,525
          Amortization of deferred financing fees on Senior
           Secured Credit Facility.............................    1,202
                                                                 -------
               Total...........................................  $(4,159)

(h) Reflects an adjustment to income taxes for a full year as if the Acquisitions had occurred on April 1, 1995.

(i) Reflects dividends on the Series B Preferred Stock as if such shares had been issued on April 1, 1995. The Company is currently offering to exchange shares of its Senior Redeemable Preferred Stock, Series C ("Series C Preferred Stock"), for all outstanding shares of its Series B Preferred Stock. The dividends on the Series C Preferred Stock will be the same as the dividends on the Series B Preferred Stock.

(j) Includes 103,918 shares issued to purchasers in connection with the Equity Financing, as if such shares were issued on April 1, 1995.

         UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS DATA
                  FOR THE SIX MONTHS ENDED SEPTEMBER 30, 1996
                   (DOLLARS IN THOUSANDS, EXCEPT SHARE DATA)

                                                                 HISTORICAL
                                                                 ----------
                                      COMPANY
                                     SIX MONTHS             GAC              MEM         P&G BRANDS
                                        ENDED           PERIOD FROM      SIX MONTHS      SIX MONTHS          PRO FORMA(b)
                                    SEPTEMBER 30,    APRIL 1, 1996 TO       ENDED           ENDED            ------------
                                        1996            AUGUST 20,      SEPTEMBER 30,   SEPTEMBER 30,
                                  (AS RESTATED)(k)         1996             1996           1996(a)      ADJUSTMENTS   COMBINED
                                  ----------------   ----------------   ------------    ------------    -----------   --------
NET SALES.....................        $ 77,710            $8,633          $17,655        $ 22,758         $     -     $126,756
COST OF GOODS SOLD............          28,754             3,057           11,102           8,640            (655)(c)   50,898
                                      --------            ------          -------         -------         -------     --------
GROSS PROFIT..................          48,956             5,576            6,553          14,118             655       75,858


OPERATING EXPENSES:
  Selling.....................          30,653             1,692            6,064           7,098            (628)(d)   44,879
  General and
    administrative............          10,071             1,306            3,250             824            (275)(e)   15,176
  Amortization of intangible
    and other assets..........           3,122                87              238               -           1,300 (f)    4,747
                                      --------            ------          -------         -------         -------     --------
    Total operating
      expenses................          43,846             3,085            9,552           7,922             397       64,802
                                      --------            ------          -------         -------         -------     --------
OPERATING INCOME (LOSS).......           5,110             2,491           (2,999)          6,196             258       11,056
INTEREST EXPENSE (INCOME):
  Interest expense............          10,838                46              811               -          (2,993)(g)    8,702
  Interest and other income...            (735)               (7)            (692)              -               -       (1,434)
                                      --------            ------          -------         -------         -------     --------
INCOME (LOSS) BEFORE INCOME
  TAXES.......................          (4,993)            2,452           (3,118)          6,196           3,251        3,788
INCOME TAX PROVISION..........             308               836                -               -           1,115(h)     2,259
                                      --------            ------          -------         -------         -------     --------
INCOME (LOSS) BEFORE
  EXTRAORDINARY ITEMS.........          (5,301)            1,616           (3,118)          6,196           2,136        1,529
PREFERRED STOCK DIVIDENDS.....           5,060                 -                -               -           5,891 (i)   10,951
                                      --------            ------          -------         -------         -------     --------
INCOME (LOSS) BEFORE
  EXTRAORDINARY ITEMS
  APPLICABLE TO COMMON
  STOCKHOLDERS................        $(10,361)           $1,616          $(3,118)        $ 6,196         $(3,755)    $ (9,422)
                                      --------            ------          -------         -------         -------     --------
                                      --------            ------          -------         -------         -------     --------
INCOME (LOSS) BEFORE..........
  EXTRAORDINARY ITEMS PER
  COMMON SHARE................        $ (14.08)                                                                       $ (11.42)
                                      --------                                                                        --------
                                      --------                                                                        --------
WEIGHTED AVERAGE SHARES
  OUTSTANDING.................         735,648                                                                         825,086 (j)
                                      --------                                                                        --------
                                      --------                                                                        --------

    See accompanying Notes to Unaudited Pro Forma Consolidated Statement of
                               Operations Data.

                            NOTES TO UNAUDITED PRO FORMA
                     CONSOLIDATED STATEMENT OF OPERATIONS DATA
                    FOR THE SIX MONTHS ENDED SEPTEMBER 30, 1996
                              (DOLLARS IN THOUSANDS)


(a) Due to the lack of available information for the P&G Brands, the results of operations for the P&G Brands for the six months ended September 30, 1996 are assumed to be 200% of the results of operations for the three months ended September 30, 1996.

(b) Does not reflect severance and stay bonus payments and payments in respect of the ERISA withdrawal liability, all incurred in connection with the MEM Acquisition, which expenses are expected to be capitalized.

(c) Reflects the Company's estimate of the following adjustments to cost of goods sold relating to the MEM Acquisition, primarily resulting from the consolidation of duplicative manufacturing facilities:

         Identified U.S. personnel terminations . . . . . . . . . . $ (719)
         Identified Canadian personnel terminations . . . . . . . .   (142)
         Corresponding incremental additions to personnel at the
          Company's Mountaintop facility. . . . . . . . . . . . . .    206
                                                                    -------
               Total. . . . . . . . . . . . . . . . . . . . . . . . $ (655)
                                                                    ------
                                                                    ------
(d) Reflects the Company's estimate of the following adjustments to selling expenses relating to the MEM Acquisition, primarily resulting from the consolidation of duplicative sales forces:

         Identified U.S. personnel terminations . . . . . . . . . . $ (828)
         Identified Canadian personnel terminations . . . . . . . .     --
         Corresponding incremental additions to personnel at the
          Company's Dana subsidiary . . . . . . . . . . . . . . . .    200
                                                                    ------
               Total. . . . . . . . . . . . . . . . . . . . . . . . $ (628)
                                                                    ------
                                                                    ------

(e) Reflects the Company's estimate of the following adjustments to general and administrative expenses relating to the MEM Acquisition, primarily resulting from the consolidation of duplicative corporate staffs:

         Identified U.S. personnel terminations . . . . . . . . . . $ (490)
         Identified Canadian personnel terminations . . . . . . . .    (67)
         Corresponding incremental additions to
          personnel at the Company's Mountaintop facility . . . . .    282
                                                                    ------
               Total. . . . . . . . . . . . . . . . . . . . . . . . $ (275)
                                                                    ------
                                                                    ------

(f) Reflects the following adjustments to amortization of intangible and other assets(1):

         Amortization of excess of assets
          acquired over liabilities assumed -- GAC. . . . . . . . . $  392
         Amortization of excess of assets acquired over
          liabilities assumed -- MEM. . . . . . . . . . . . . . . .    404
         Amortization of excess of assets
          acquired over liabilities assumed -- P&G Brands . . . . .    829
         Elimination of historical amortization -- GAC. . . . . . .    (87)
         Elimination of historical amortization -- MEM. . . . . . .   (238)
                                                                    ------
               Total. . . . . . . . . . . . . . . . . . . . . . . . $1,300

------------
  (1) While the Company has yet to complete the final allocation of the excess cost over net assets acquired to the specific assets acquired, based on its preliminary estimate, the Company believes that the excess will be allocated principally to trademarks and goodwill, which will be amortized over an average of 20 years. The preliminary estimate of the excess of assets acquired over liabilities assumed does not reflect certain assumed liabilities which have not been quantified as of the date of this filing.

(g)   Reflects the following adjustments to interest expense:

         Elimination of historical interest expense -- GAC . . . . . . $   (46)
         Elimination of historical interest expense -- MEM . . . . . .    (811)
         Elimination of historical interest expense -- Old Credit
          Facility . . . . . . . . . . . . . . . . . . . . . . . . . .  (3,830)
         Elimination of amortization of deferred financing costs --
          Old Credit Facility. . . . . . . . . . . . . . . . . . . . .    (579)
         Interet Expense -- Senior Secured Credit Facility . . . . . .   1,672
         Amortization of deferred financing costs -- Senior Secured
          Credit Facility. . . . . . . . . . . . . . . . . . . . . . .     601
                                                                       -------
               Total . . . . . . . . . . . . . . . . . . . . . . . . . $(2,993)

------------
(h) Reflects an adjustment to income taxes for the six month period as if the Acquisitions had occurred on April 1, 1996.

(i) Reflects dividends on the Series B Preferred Stock as if such shares had been issued on April 1, 1996. The Company is currently offering to exchange shares of its Series C Preferred Stock for all outstanding shares of its Series B Preferred Stock. The dividends on the Series C Preferred Stock will be the same as the dividends on the Series B Preferred Stock.

(j) Includes 103,918 shares issued to purchasers in connection with the Equity Financing, as if such shares were issued on April 1, 1996.

(k) In January 1997, the Company determined that its previously-reported results of operations for the six months ended September 30, 1996 required restatement in order to properly reflect the timing of certain sales.

                   UNAUDITED CONSOLIDATED PRO FORMA BALANCE SHEET DATA
                                AS OF SEPTEMBER 30, 1996
                                 (DOLLARS IN THOUSANDS)

                                              HISTORICAL
                                    --------------------------------
                                       COMPANY
                                     SEPTEMBER 30,         MEM
                                         1996          SEPTEMBER 30,
                 ASSETS            (AS RESTATED)(k)        1996        ADJUSTMENTS   PRO FORMA
                                   ----------------        ----        -----------   ---------
CURRENT ASSETS:
  Cash and cash equivalents. . . . .  $  69,523            $469       $(22,704)(a)  $ 47,288
  Marketable securities. . . . . . .        242              --            --            242
  Accounts receivable-net. . . . . .     47,209          12,966            --         60,175
  Inventories. . . . . . . . . . . .     39,982          18,038          8,000 (b)    66,020
  Prepaid expenses and other
   current assets. . . . . . . . . .      7,300             987            --          8,287
                                       --------         -------        --------     --------
        Total current assets . . . .    164,256          32,460        (14,704)      182,012
PROPERTY, PLANT AND EQUIPMENT-Net. .     14,536           4,667            --         19,203
DEFERRED FINANCING COSTS-Net . . . .      7,128              --          4,011 (c)    11,139
OTHER ASSETS-Net . . . . . . . . . .     11,589             537            --         12,126
INTANGIBLE ASSETS-Net. . . . . . . .     91,045           9,741         39,556 (d)   140,342
                                       --------         -------        --------
TOTAL ASSETS . . . . . . . . . . . .   $288,554         $47,405       $ 28,863      $364,822
                                       --------         -------        --------     --------
                                       --------         -------        --------     --------
LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES:
  Current maturities of long-term
   debt. . . . . . . . . . . . . . .   $  --            $ 1,554       $ (1,554)(e)  $   --
  Notes payable. . . . . . . . . . .     54,200          15,880        (70,080)(f)      --
  Accounts payable . . . . . . . . .     13,911           5,179           --          19,090
  Accrued expenses . . . . . . . . .     19,385           2,576          5,502 (g)    27,463
                                       --------         -------        --------
      Total current liabilities. . .     87,496          25,189        (66,132)       46,553
LONG-TERM LIABILITIES:
  Long-term debt, excluding
   current maturities. . . . . . . .     67,492           2,047         (2,047)(e)    67,492
  Senior Secured Credit Facility . .      --               --          117,500 (h)   117,500
  Notes offered hereby . . . . . . .      --               --             --            --
  Minimum royalty obligation . . . .      4,918            --             --           4,918
                                       --------         -------        --------
      Total long-term liabilities. .     72,410           2,047        115,453       189,910
                                       --------         -------        --------
TOTAL LIABILITIES. . . . . . . . . .    159,906          27,236         49,321       236,463
COMMITMENTS AND CONTINGENCIES
SENIOR REDEEMABLE PREFERRED STOCK. .     78,321            --            --           78,321
REDEEMABLE PREFERRED STOCK . . . . .     12,411            --            --           12,411

COMMON STOCKHOLDERS' EQUITY:
  Common stock . . . . . . . . . . .          8             150           (150)(i)         8
  Notes receivable from sale of
   common stock. . . . . . . . . . .       (518)           --            --             (518)
  Additional paid-in capital . . . .     69,403           3,090         (3,090)(i)    69,403
  Treasury stock, at cost. . . . . .       (210)         (4,489)         4,489 (i)      (210)
  Retained earnings (deficit). . . .    (29,925)         21,851        (22,140)(j)   (30,214)
  Cumulative translation
   adjustment. . . . . . . . . . . .       (842)           (433)           433 (i)      (842)
                                       --------         -------        --------     --------
      Total common stockholders'
       equity. . . . . . . . . . . .     37,916          20,169        (20,458)       37,627
                                       --------         -------        --------     --------
TOTAL LIABILITIES AND STOCKHOLDERS'
  EQUITY . . . . . . . . . . . . . .   $288,554         $47,405       $ 28,863      $364,822
                                       --------         -------        --------     --------
                                       --------         -------        --------     --------

See accompanying Notes to Unaudited Consolidated Pro Forma Balance Sheet Data.

                   NOTES TO UNAUDITED CONSOLIDATED PRO FORMA
                              BALANCE SHEET DATA
                           AS OF SEPTEMBER 30, 1996
                            (DOLLARS IN THOUSANDS)

(a) Reflects the following adjustments to cash and cash equivalents:

          Gross proceeds from the Senior Secured Credit Facility . . . . . . . $ 117,500
          Repayment of the Old Credit Facility, including accrued
            interest thereon . . . . . . . . . . . . . . . . . . . . . . . . .   (54,776)
          Cash portion of purchase price of MEM, including transaction fees
            and expenses(1). . . . . . . . . . . . . . . . . . . . . . . . . .   (20,507)
          Cash portion of purchase price of P&G Brands . . . . . . . . . . . .   (41,140)
          Repayment of MEM indebtedness at September 30, 1996(2) . . . . . . .   (19,481)
          Deferred financing costs -- Senior Secured Credit Facility . . . . .    (4,300)
                                                                               ---------
               Total . . . . . . . . . . . . . . . . . . . . . . . . . . . . . $ (22,704)
                                                                               ---------
                                                                               ---------

----------

(1) Includes cash paid at the closing of the MEM Acquisition of $20,197 and additional estimated transaction fees and expenses of approximately $310.

(2) Repayment of debt of $19,481 reflects debt outstanding at September 30, 1996. The actual debt repaid at the closing was $18,060.

(b) Reflects the portion of the cash purchase price of the P&G Acquisition allocated to inventory, subject to adjustment based on actual inventory acquired, which will be determined subsequent to the closing.

(c) Reflects the following adjustments to deferred financing costs:

               Deferred financing costs -- Senior Secured Credit Facility . . . $4,300
               Write-off of deferred financing costs -- Old Credit Facility . .   (289)
                                                                                ------
                   Total. . . . . . . . . . . . . . . . . . . . . . . . . . . . $4,011
                                                                                ------
                                                                                ------

(d) Reflects the allocation of the excess cost over net assets acquired of MEM and the P&G Brands as follows(1):

          Cash portion of purchase price of MEM, including transaction fees and expenses . . . . . . . . . . . . . . . . . . . . . . . . . . . . $ 20,507
          Cash portion of purchase price of P&G Brands . . . . . . . . . . . . .   41,140
                                                                                 --------
               Total cash portion of purchase price. . . . . . . . . . . . . . .   61,647
          Less: Pro forma value of net tangible assets acquired. . . . . . . . .  (12,350)
                                                                                 --------
          Unallocated excess of purchase price over net tangible assets
            acquired . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   49,297
          Less: Historical intangible assets . . . . . . . . . . . . . . . . . .   (9,741)
                                                                                 --------
               Total . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . $ 39,556
                                                                                 --------
                                                                                 --------

----------

(1) While the Company has yet to complete the final allocation of the excess cost over net assets acquired to the specific assets acquired based on its preliminary estimate, the Company believes that the excess will be allocated principally to trademarks and goodwill, which will be amortized over an average of 20 years. The preliminary estimate of the excess of assets acquired over liabilities assumed does not reflect certain assumed liabilities which have not been quantified as of the date of this filing.

(e) Reflects the repayment of a portion of MEM indebtedness at September 30, 1996. See notes (a)(2) above and (f) below.

(f)  Reflects the following adjustments to notes payable:

          Repayment of the Old Credit Facility, excluding accrued
            interest thereon . . . . . . . . . . . . . . . . . . . . $ (54,200)
          Repayment of a portion of MEM indebtedness . . . . . . . .   (15,880)
                                                                     ---------
               Total . . . . . . . . . . . . . . . . . . . . . . . . $ (70,080)

(g)  Reflects the following adjustments to accrued expenses:

          Termination of multi-employer pension plan -- MEM plant closing(1) . . $3,400
          Severance and stay bonuses -- MEM plant closing. . . . . . . . . . . .  2,678
          Elimination of accrued interest -- Old Credit Facility . . . . . . . .   (576)
                                                                                 ------
               Total . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . $5,502

----------
(1) Estimate based on currently available information for a 1996 withdrawal. The Company has been advised that the liability for a 1997 withdrawal would be higher.

(h)  Reflects the gross proceeds from the Senior Secured Credit Facility.

(i)  Reflects the elimination of MEM's historical equity accounts.

(j)  Reflects the following adjustments to retained earnings (deficit):

          Elimination of MEM historical retained earnings. . . . . . . . . $ (21,851)
          Write-off of deferred financing costs -- Old Credit Facility . .      (289)
                                                                           ---------
               Total . . . . . . . . . . . . . . . . . . . . . . . . . . . $ (22,140)

(k) In January 1997, the Company determined that its previously-reported balance sheet data as of September 30, 1996 required restatement in order to properly reflect the timing of certain sales.

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
                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       RENAISSANCE COSMETICS, INC.
                                           (Registrant)

                                       /s/  John R. Jackson
                                       ---------------------------------------
Date:  February 18, 1997               By:  John R. Jackson
                                       Title: Vice President and General Counsel








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